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                                                                    Exhibit 10.9

                                                               [Promissory Note]
                                                               -----------------


                                   GUARANTEE
                                   ---------

     1.   The undersigned (each, a "Guarantor"), jointly and severally, for good
                                    ---------
and valuable consideration and to induce Capstone Capital, LLC, a Delaware Limited Liability Company, to lend $900,000 to West Star Energy Group, formerly known as Mid-State Fuels, Inc., a California corporation and LLO-Gas, Inc., a California corporation, and LLC-Gas, Inc. a Delaware corporation ("Lender"), in consideration of the issuance to Lender of Borrower's Promissory Note of even date herewith in such principal amount which Note is secured by certain collateral in accordance with a Security Agreement of even date herewith (the "Security Agreement") hereby (a) makes and affirms to Lender that each of the representations and warranties made by Borrower in the Note and the Security Agreement are and shall be true and correct at all times, and (b) irrevocably and unconditionally guarantees to Lender the faithful and timely performance and satisfaction of all of the indebtedness, obligations, covenants and conditions required to be performed or satisfied by Borrower under the Note and the Security Agreement, including without limitation the payment of all amounts when due under such agreements, (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, cost, and charges that would have accrued or been added to Borrower's Obligations to Agent and the Lenders but for the commencement of such case if Borrower fails at any time promptly and fully to perform or satisfy any of such Obligations, covenants or conditions, Guarantors shall perform or satisfy the same as provided therein. Lender may at any time require Guarantors to perform or satisfy any such obligation, covenant or condition that Borrower has not performed or satisfied by giving notice to such effect to Guarantors in any manner prescribed for the giving of notices to Borrower under the Note and the Security Agreement, addressed to Guarantors at the address below.

The obligations of Guarantors hereunder are primary and direct, and are in addition to, and independent of, the obligations, covenants and conditions required to be performed or satisfied by Borrower under the Note and the Security Agreement and the Supply Agreement. This is a guaranty of payment and not of collection. Guarantors hereby waive all rights that they might otherwise have to require Lender to commence any proceeding against Borrowers or the Collateral (as defined in the Security Agreement) or to exhaust Lender's remedies against Borrower before seeking to enforce this Guarantee.

The validity of this Guarantee and the obligations of Guarantors hereunder shall in no manner be terminated, impaired, or in any way modified or affected by reason of

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     (a)  the enforcement by Lender against Borrower of any of Lender's rights or remedies under the Note or the Security Agreement;

     (b) the granting to Lender, under the Security Agreement or otherwise, of any collateral security for the performance or satisfaction of any of Borrower's obligations, covenant or conditions under the Note, any action or inaction on the part of Lender to proceed against or realize upon such collateral security, or an impaired impairment or release of any such collateral security;

     (c) commencement by or against Borrower of any bankruptcy or other insolvency proceeding or any stay, discharge or other relief granted or issued thereunder;

     (d) any extension of time or other indulgence or forbearance by Lender, or an amendment, modification, renewal or extension of the Note or Security Agreement or waiver of any of the Obligations, covenants or conditions of the Borrower under the Note or Security Agreement, increase or decrease in the interest rate thereunder

     (e) any other defense, set-off, counterclaim or discharge that might otherwise be available to Borrower or any Guarantor including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

     (f) any release (full or partial) of Borrower's obligations under the Note, Security Agreement or Supply Agreement or any release of collateral securing the Obligations

     2.   Each Guarantor hereby represents and warrants to Lender that:

     (a) Each Guarantor has full legal power and authority to make this Guarantee and to assume and perform his Obligations hereunder. This Guarantee has been duly executed and delivered by each Guarantor, and is a legally valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except to the extent such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and equitable principles limiting the availability of certain remedies.

     (b) Each Guarantor either (i) owns outstanding Capital Stock of the Borrower, or (ii) is an affiliate of the Borrower and will directly benefit from the loans and other extensions of credit made by Lender to Borrower.

     3. If Lender prevails in any action, suit or other proceeding against any Guarantor to enforce this Guarantee, (Guarantors jointly and severally) shall pay to Lender and indemnify Lender for Lender's reasonable attorneys' fees and disbursements so incurred. All rights of Lender hereunder shall inure to the benefit of Lender and its successors and assigns, and shall be

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binding upon Guarantors and their heirs, distributees, legal representatives, successors and assigns. This Guarantee shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflicts of laws. Guarantors hereby irrevocably consent and submit to the same provisions relating to arbitration and remedies, and the jurisdiction of the same courts, the same venue and the same manner of service of process, to which Borrowers consent and submit in Section 10 of the Security Agreement. All such provisions shall be deemed to be incorporated herein.

     4. The undersigned further consents and agrees that lender shall be under NO obligation to marshal any assets in favor of the undersigned, or against or in payment of any or all of the Obligations.

     5. The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the undersigned; and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort. Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lender against borrower or against any collateral or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to Lender by Borrower on account of the Obligations are paid in full and the Note, the Security Agreement and the Supply Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Lender in the exact form received by the undersigned (duly endorsed by the undersigned to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine, subject to the provisions of the Note. Any and all present and future debts and obligations of Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the foil payment and performance of, all present and future debts and obligations of Borrower to Lender.

     6. Anything in this Guarantee to the contrary notwithstanding, if Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaired to a trustee, receiver, or any other party under any bankruptcy law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the undersigned's obligations to Lender shall be reinstated and this guarantee shall remain in full force and effect (or be reinstated) until payment shall have been

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made to Lender, which payment shall be due on demand.

     7. Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guarantee. Without limiting the generality of the foregoing, Lender may assign, or grant participations to, one or more banks, financial institutions or other entities all of any part of any of the Obligations. In each such event, Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder were herein by name specifically given such right. Lender shall have au unimpaired right to enforce this Guarantee for its benefit with respect to that portion of the Obligations which Lender has not disposed of, sold, assigned, or otherwise transferred.

IN WITNESS WHEREOF, the undersigned has duly executed this Guarantee on August 2, 1999.


                                    /s/  John D. Castellucci
/s/ [Illegible]                     ------------------------------------------
-------------------
Witness                             John D. Castellucci, President
                                    West Star Energy Group


                                    /s/  John D. Castellucci
/s/ [Illegible]                     ------------------------------------------
-------------------
Witness                             John D. Castellucci, President
                                    LLO-Gas, Inc., a Delaware corporation


                                    /s/  John D. Castellucci
/s/ [Illegible]                 ------------------------------------------
-------------------
Witness                             John D. Castellucci, President
                                    LLO-Gas, Inc., a California corporation


                                    /s/ John D. Castelluci
/s/ Illegible]                      ------------------------------------------
-------------------
Witness                             John D. Castellucci, Individually
                                    as Guarantor


Address For Notices:

West Star Energy
Atwater
695 Atwater Blvd.
Atwater, CA 95301

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LLO-Gas, Inc.
Laws Bulk Plant
108 Dehy-Laws
Bishop, CA 93514

LLO-Gas, Inc.
23805 Stuart Ranch Road
Suite 265
Malibu, CA 90265

LLO-Gas, Inc.
1013 Centre Road
Wilmington, DE 19805

John D. Castellucci
5740 Kanan Dume
Malibu, CA 90265

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